Income Taxes	9 Months Ended	12 Months Ended
	May 31, 2025	Aug. 31, 2024
Income Taxes
Income Taxes

11. Income Taxes

For the nine months ended May 31, 2025, the Company did not recognize a provision or benefit for income taxes as it has incurred net losses. In addition, the net deferred tax assets are fully offset by a valuation allowance as the Company believes it is more likely than not that the benefit will not be realized.

11. Income Taxes

The following table reconciles the income tax benefit at the U.S. Federal statutory rate to income tax benefit at the Company’s effective tax rates as at August 31, 2024 and 2023:

	August 31 2024	August 31 2023
	$	$
Loss before taxes	(5,808,654)	(6,712,525)
Expected income tax recovery	(1,255,377)	(1,427,529)
Non-deductible items	(532)	(831)
Change in estimates	119,349	4,271
Effect of changes in foreign and long-term tax rates		-
Change in valuation allowance	1,138,779	1,432,305
Total income taxes	2,219	8,216

Deferred taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes. Deferred tax assets at August 31, 2024 and 2023 are comprised of the following:

	August 31 2024	August 31 2023
	$	$
Non-capital losses	8,738,277	8,637,353
Marketable securities	(14,051)	(14,051)
Stock based compensation	754,147	650,778
R&D	1,348,082	371,326
PPE and intangibles	(95,179)	(64,569)
Total deferred tax assets	10,731,276	9,580,837
Valuation Allowance	(10,731,276)	(9,580,837)
Net Deferred tax assets	-	-

The Company has net operating loss carry-forwards of approximately $44 million which may be carried forward to apply against future year income tax for U.S. tax purposes.